Exhibit 99.1

Digital Turbine Reports Fiscal 2019 Second Quarter Results

Revenue from Continuing Operations of $23.9 Million Represented 50% Annual Growth

Improved Profitability as Mobile Delivery Platform Continues to Gain Momentum

Signed Global Agreement with Samsung

Austin, TX – November 5, 2018 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal second quarter ended September 30, 2018. The Company divested its Content and Advertisers & Publishers (“A&P”) businesses in two separate transactions that closed on July 1, 2018, and June 28, 2018 (effective June 1, 2018), respectively. As a result, the operating results of these businesses are reflected as discontinued operations for all periods presented. All operating results discussed below, except as otherwise specifically noted, refer only to the continuing operations of the Company, and all comparisons to prior periods have been adjusted to reflect only continuing operations.

Recent Highlights:

•	Fiscal second quarter revenue was $23.9 million, representing 50% growth when compared to the fiscal second quarter of 2018.

•	GAAP net income from continuing operations for the fiscal second quarter was $2.1 million, or $0.03 per share. Non-GAAP adjusted net income[1] was $1.1 million, or $0.01 per share, as compared to a Non-GAAP adjusted net loss of $1.0 million, or ($0.01) per share in the fiscal second quarter of 2018.

•	Non-GAAP adjusted EBITDA[2] for the fiscal second quarter was $1.6 million, as compared to a Non-GAAP adjusted EBITDA loss of $0.1 million in the fiscal second quarter of 2018.

•	Non-GAAP free cash flow[3] totaled $1.6 million in the fiscal second quarter, as compared to $1.2 million in the fiscal second quarter of 2018.

•	The Company has surpassed 200 million total devices with Ignite installed to date, including nearly 25 million devices installed during the September quarter.

•	The Company signed a global agreement with Netflix for distribution of the Netflix application with select Digital Turbine operator and OEM partners.

•	The Company successfully renewed multi-year agreements with both Verizon and AT&T, and launched commercial service with Tracfone.

Digital Turbine Fiscal 2019 Second Quarter Results

November 5, 2018

“September was a solid quarter with 50% annual revenue growth, improved gross margins, and continued positive Adjusted EBITDA2 growth”, said Bill Stone, CEO. “We continue to witness strengthening demand for our enhanced Mobile Delivery Platform. Advertisers are steadily adopting the platform as a vehicle to add value-added mobile users in a cost-effective manner. We have recently welcomed several new top-tier advertisers, including LinkedIn and Netflix, to the platform. Meanwhile, our platform, which now offers a wider array of features such as Single-Tap and Smart Folders, is continuing to gain momentum with key global operators and OEMs, who are seeking to leverage the platform as a means to better monetize their assets while simultaneously enhancing the end-user experience. We are extremely pleased to welcome Samsung, the world’s largest smartphone OEM, as one of our newest strategic partners. We view these new OEM partnerships as further validation of our platform, and look forward to collaborating with Samsung and other leading OEMs to better capitalize on the burgeoning global Bring-Your-Own-Device, or ‘BYOD’ opportunity. The net result of all of these clear demand trends is an extended global reach and expanded addressable market opportunity for Digital Turbine and its platform constituents.”

Mr. Stone concluded, “Armed with a more robust platform offering and growing platform adoption among influential operator and OEM partners, Digital Turbine is in an ideal position to capitalize on prevailing secular tailwinds in the mobile advertising world. Our focus now and going forward is squarely on execution and translating this explosive market opportunity into substantive financial gains for the Company, its partners and its shareholders.”

Second Quarter Fiscal 2019 Financial Results

Revenue for the fiscal second quarter of 2019 was $23.9 million, representing an increase of 50% year-over-year. Revenue growth was attributable to significantly higher revenue-per-device with our larger U.S.-based carrier partners, which reflected strengthening advertiser demand and incremental contributions from new product offerings added to the platform.

GAAP gross margin was 32% for the second quarter of fiscal 2019, as compared to a 35% GAAP gross margin in the fiscal second quarter of 2018. Non-GAAP adjusted gross margin4 was 34% for the fiscal second quarter of 2019, as compared to 31% in the first quarter of fiscal 2019 and 38% for the fiscal second quarter of 2018.

Net income from continuing operations for the second quarter of fiscal 2019 was $2.1 million, or $0.03 per share, as compared to a net loss from continuing operations for the fiscal second quarter of 2018 of $6.6 million, or ($0.10) per share. Non-GAAP adjusted net income1 for the second quarter of fiscal 2019 was $1.1 million, or $0.01 per share, as compared to a Non-GAAP adjusted net loss of $1.0 million, or ($0.01) per share, during the fiscal second quarter of 2018.

Non-GAAP adjusted EBITDA2 was $1.6 million for the second quarter of fiscal 2019, as compared to a Non-GAAP adjusted EBITDA loss of $0.1 million for the second quarter of fiscal 2018. The reconciliation between GAAP and Non-GAAP financial results for all referenced periods is provided in a table immediately following the Unaudited Consolidated Statements of Operations and Comprehensive Income/(Loss) below.

Digital Turbine Fiscal 2019 Second Quarter Results

November 5, 2018

Business Outlook

Based on information available as of November 5, 2018, the Company expects third quarter of fiscal 2019 revenue between $28 million and $30 million, and non-GAAP adjusted EBITDA2 between $1.8 million and $2.2 million. It is not reasonably practicable to provide a business outlook for GAAP net income from continuing operations because the Company cannot reasonably estimate the changes in the fair value of derivatives and warrants related to the September 2016 convertible notes offering, which are directly impacted by changes in the Company’s stock price.

About Digital Turbine, Inc.

Digital Turbine works at the convergence of media and mobile communications, connecting top mobile operators, OEMs and publishers with app developers and advertisers worldwide. Its comprehensive Mobile Delivery Platform powers frictionless user acquisition and engagement, operational efficiency and monetization opportunities. Digital Turbine’s technology platform has been adopted by more than 30 mobile operators and OEMs worldwide, and has delivered more than one billion app preloads for tens of thousands advertising campaigns. The company is headquartered in Austin, Texas, with global offices in Durham, Mumbai, San Francisco, Singapore and Tel Aviv. For additional information visit www.digitalturbine.com.

Conference Call

Management will host a conference call today at 4:30 p.m. ET to discuss its second quarter financial results and provide operational updates on the business. To participate, interested parties should dial 855-238-2713 in the United States or 412-542-4111 from international locations. A webcast of the conference call will be available at ir.digitalturbine.com/events.

For those who are not able to join the live call, a playback will be available through November 12, 2018. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 10125847.

The conference call will discuss guidance and other material information.

Use of Non-GAAP Financial Measures

To supplement the Company’s condensed consolidated financial statements presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted gross profit, non-GAAP gross margin, non-GAAP adjusted EBITDA and non-GAAP free cash flow. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.

Digital Turbine Fiscal 2019 Second Quarter Results

November 5, 2018

Non-GAAP measures are provided to enhance investors’ overall understanding of the Company's current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these Non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes Non-GAAP measures facilitate management's internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of Non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

1Non-GAAP adjusted net income/(loss) and EPS are defined as GAAP net income/(loss) and EPS adjusted to exclude the effect of stock-based compensation, amortization of intangibles, changes in the fair value of derivatives and warrants related to the September 2016 convertible notes offering, loss on extinguishment of debt, and tax adjustment largely due to updates resulting from finalization of a transfer pricing study. Readers are cautioned that Non-GAAP adjusted net income/(loss) and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

2Non-GAAP adjusted EBITDA is calculated as GAAP net income/(loss) excluding the following cash and non-cash expenses: interest expense, foreign exchange transaction loss/(gain), income tax benefit, depreciation and amortization, stock-based compensation expense, the change in fair value of derivatives and warrants that are recorded related to the September 2016 convertible notes offering, other income / (expense), and a loss on extinguishment of debt. Readers are cautioned that Non-GAAP adjusted EBITDA should not be construed as an alternative to net income (loss) determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.

3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statement of Cash Flows) reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.

4Non-GAAP adjusted gross profit and gross margin are defined as GAAP gross profit and gross margin adjusted to exclude the effect of intangible amortization expense and depreciation of software. Readers are cautioned that Non-GAAP adjusted gross profit and gross margin should not be construed as an alternative to gross margin determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.

Digital Turbine Fiscal 2019 Second Quarter Results

November 5, 2018

Non-GAAP adjusted gross profit and gross margin, Non-GAAP adjusted EBITDA, Non-GAAP adjusted net income / (loss) and EPS, and Non-GAAP free cash flow are used by management as internal measures of profitability, performance and liquidity. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.

Forward-Looking Statements

This news release includes "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements.

These factors and risks include:

•	risks associated with Ignite adoption among existing customers (including the impact of possible delays with major carrier and OEM partners in the roll out for mobile phones deploying Ignite)
•	actual mobile device sales and sell-through where Ignite is deployed is out of our control
•	risks associated with the timing of Ignite software pushes to the embedded bases of carrier and OEM partners
•	risks associated with end user take rates of carrier and OEM software pushes which include Ignite
•	new customer adoption and time to revenue with new carrier and OEM partners is subject to delays and factors out of our control
•	risks associated with fluctuations in the number of Ignite slots across US carrier partners
•	required customization and technical integration which may slow down time to revenue notwithstanding the existence of a distribution agreement
•	risk that strong Apple iPhone sales could result in a disproportionately low amount of Android sales
•	risks associated with delays in major mobile phone launches, or the failure of such launches to achieve the scale
•	customer adoption that either we or the market may expect
•	risks associated with the level of our secured and unsecured indebtedness
•	ability to comply with financial covenants in outstanding indebtedness
•	the difficulty of extrapolating monthly demand to quarterly demand
•	the challenges, given the Company’s comparatively small size, to expand the combined Company's global reach, accelerate growth and create a scalable, low-capex business model that drives EBITDA (as well as Adjusted EBITDA)
•	ability as a smaller Company to manage international operations

Digital Turbine Fiscal 2019 Second Quarter Results

November 5, 2018

•	varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage such as adherence to release schedules and the costs and time required for finalization and gaining market acceptance of new products
•	changes in economic conditions and market demand
•	rapid and complex changes occurring in the mobile marketplace
•	pricing and other activities by competitors
•	derivative and warrant liabilities on our balance sheet will fluctuate as our stock price moves and will also produce changes in our income statement; these fluctuations and changes might materially impact our reported GAAP financials in an adverse manner, particularly if our stock price were to rise
•	technology management risk as the Company needs to adapt to complex specifications of different carriers and the management of a complex technology platform given the Company's relatively limited resources, and
•	other risks including those described from time to time in Digital Turbine's filings on Forms 10-K and 10-Q with the Securities and Exchange Commission (SEC), press releases and other communications. You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contacts:

Brian Bartholomew

Digital Turbine

brian.bartholomew@digitalturbine.com

SOURCE Digital Turbine, Inc.

Digital Turbine Fiscal 2019 Second Quarter Results

November 5, 2018

Digital Turbine, Inc. and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income / (Loss)

(in thousands, except per share amounts)

	3 Months Ended	3 Months Ended
	September 30, 2018	September 30, 2017
	(Unaudited)	(Unaudited)
Net revenues	$23,854	$15,905
Cost of revenues
License fees and revenue share	15,802	9,865
Other direct cost of revenues	508	430
Total cost of revenues	16,310	10,294
Gross profit	7,544	5,610
Operating expenses
Product development	2,637	2,241
Sales and marketing	1,913	1,284
General and administrative	2,679	3,551
Total operating expenses	7,229	7,076
Income / (loss) from operations	315	(1,465)
Interest and other expense, net
Interest expense, net	(135)	(662)
Foreign exchange transaction gain / (loss)	1	(47)
Change in fair value of convertible note embedded derivative liability	952	(3,344)
Change in fair value of warrant liability	926	(1,164)
Loss on extinguishment of debt	(15)	(882)
Other income	1	78
Total interest and other income / (expense), net	1,730	(6,021)
Income / (loss) from continuing operations before income taxes	2,045	(7,487)
Income tax benefit	(23)	(884)
Net income / (loss) from continuing operations, net of taxes	$2,068	$(6,603)
Discontinued operations, net of taxes
Income / (loss) from operations of discontinued components	$(356)	$145
Net income / (loss) from discontinued operations, net of taxes	$(356)	$145
Net income / (loss)	$1,712	$(6,458)
Other comprehensive income / (loss):
Foreign currency translation adjustment	-	(5)
Comprehensive income / (loss):	$1,712	$(6,463)
Basic and diluted net income / (loss) per common share	$0.02	$(0.10)
Continuing operations	$0.03	$(0.10)
Discontinued operations	$(0.01)	-
Net income / (loss)	$0.02	$(0.10)
Weighted average common shares outstanding, basic	77,193	66,846
Weighted average common shares outstanding, diluted	78,780	66,846

Digital Turbine Fiscal 2019 Second Quarter Results

November 5, 2018

Digital Turbine, Inc. and Subsidiaries

Consolidated Balance Sheets

(in thousands, except par value and share amounts)

	September 30, 2018	March 31, 2018
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$8,349	$12,720
Restricted cash	431	331
Accounts receivable, net of allowances of $866 and $512, respectively	20,862	17,050
Deposits	152	151
Prepaid expenses and other current assets	716	750
Current assets held for disposal	3,672	8,753
Total current assets	34,182	39,755
Property and equipment, net	3,053	2,757
Deferred tax assets	655	596
Intangible assets, net	561	1,231
Goodwill	42,266	42,268
TOTAL ASSETS	$80,717	$86,607
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$26,752	$19,895
Accrued license fees and revenue share	5,717	8,232
Accrued compensation	581	2,966
Short-term debt, net of debt issuance costs and discounts of $120 and $205, respectively	1,480	1,445
Other current liabilities	1,477	1,142
Current liabilities held for disposal	5,915	12,726
Total current liabilities	41,922	46,406
Convertible notes, net of debt issuance costs and discounts of $1,482 and $1,827, respectively	3,418	3,873
Convertible note embedded derivative liability	1,728	4,676
Warrant liability	1,484	3,980
Total liabilities	48,552	58,935
Stockholders' equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1,000)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 78,214,570 issued and 77,480,114 outstanding at September 30, 2018; 76,843,278 issued and 76,108,822 outstanding at March 31, 2018	10	10
Additional paid-in capital	320,361	318,066
Treasury stock (754,599 shares at September 30, 2018 and March 31, 2018)	(71)	(71)
Accumulated other comprehensive loss	(323)	(325)
Accumulated deficit	(287,912)	(290,108)
Total stockholders' equity	32,165	27,672
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$80,717	$86,607

Digital Turbine Fiscal 2019 Second Quarter Results

November 5, 2018

Digital Turbine, Inc. and Subsidiaries

Consolidated Statement of Cash Flows

(in thousands)

	3 Months Ended	3 Months Ended
	September 30, 2018	September 30, 2017
	(Unaudited)	(Unaudited)
Cash flows from operating activities
Net income / (loss)	$2,068	$(6,603)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	707	661
Change in allowance for doubtful accounts	76	58
Gain / (loss) on disposal of fixed assets	-	-
Amortization of debt discount and debt issuance costs	27	327
Stock-based compensation	479	645
Stock-based compensation for services rendered	123	74
Change in fair value of convertible note embedded derivative liability	(952)	3,344
Change in fair value of warrant liability	(926)	1,164
Loss on extinguishment of debt	15	882
(Increase)/decrease in assets:
Accounts receivable	(1,592)	(2,363)
Deposits	-	4
Deferred tax assets	(23)	(336)
Prepaid expenses and other current assets	85	124
Increase/(decrease) in liabilities:
Accounts payable	8,460	5,606
Accrued license fees and revenue share	(5,774)	(2,077)
Accrued compensation	(597)	567
Accrued interest	(132)	(368)
Other current liabilities	199	460
Other non-current liabilities	(5)	(602)
Net cash provided by operating activities - continuing operations	2,238	1,567
Net cash used in operating activities - discontinued operations	(1,874)	(1,543)
Net cash provided by operating activities	$364	$24

Cash flows from investing activities
Capital expenditures	$(674)	$(383)
Cash used in investing activities - continuing operations	(674)	(383)
Cash provided by / (used in) investing activities - discontinued operations	-	(66)
Net cash used in investing activities	$(674)	$(449)

Cash flows from financing activities
Proceeds from short-term borrowings	$-	$250
Options exercised	121	10
Repayment of debt obligations	-	(247)
Payment for debt issuance costs	-	(26)
Net cash provided by (used in) financing activities	$121	$(13)

Effect of exchange rate changes on cash and restricted cash	$-	$3

Net change in cash and restricted cash	$(189)	$(435)

Cash and restricted cash, beginning of period	$8,969	$6,633

Cash and restricted cash, end of period	$8,780	$6,198

Digital Turbine Fiscal 2019 Second Quarter Results

November 5, 2018

GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN

(in thousands)

	3 Months Ended	3 Months Ended
	September 30, 2018	September 30, 2017
	(Unaudited)	(Unaudited)
Continuing Operations:
Revenue	$23,854	$15,905
Gross profit	$7,544	$5,610
Gross margin percentage	31.6%	35.3%
Add back items:
Amortization of intangibles	$336	$369
Depreciation of software	$172	$61
Non-GAAP gross profit from Continuing Operations	$8,052	$6,040
Non-GAAP gross margin percentage from Continuing Operations	33.8%	38.0%

GAAP NET INCOME / (LOSS) TO NON-GAAP ADJUSTED NET INCOME / (LOSS)

(in thousands)

	3 Months Ended	3 Months Ended
	September 30, 2018	September 30, 2017
	(Unaudited)	(Unaudited)
Continuing Operations:
Net income / (loss) from continuing operations	$2,068	$(6,603)
Add back items:
Stock and stock option compensation	602	719
Amortization of intangibles	336	369
Change in fair value of convertible note embedded derivative and warrant liability	(1,878)	4,508
Loss on extinguishment of debt	15	882
Tax adjustment (1)	-	(848)
Non-GAAP Adjusted Net Income / (Loss) from Continuing Operations	$1,143	$(973)

Non-GAAP Adjusted Net Income / (Loss) per share from Continuing Operations	$0.01	$(0.01)
Weighted average common shares outstanding, basic	77,193	66,846
Weighted average common shares outstanding, diluted	78,780	66,846

(1)	A tax benefit of $848k resulted during the three months ended September 30, 2017. These non-cash changes to the tax provision and benefit reported in the current quarter are largely due to updates resulting from finalization of a transfer pricing study.

Digital Turbine Fiscal 2019 Second Quarter Results

November 5, 2018

GAAP NET INCOME / (LOSS) TO NON-GAAP ADJUSTED EBITDA

(in thousands)

	3 Months Ended	3 Months Ended
	September 30. 2018	September 30, 2017
	(Unaudited)	(Unaudited)
Continuing Operations:
Net income / (loss) from continuing operations	$2,068	$(6,603)
Add back items:
Stock and stock option compensation	602	719
Amortization of intangibles	336	369
Depreciation expense	371	292
Interest expense, net	135	662
Other income	(1)	(78)
Change in fair value of convertible note embedded derivative and warrant liability	(1,878)	4,508
Loss on extinguishment of debt	15	882
Foreign exchange transaction loss	(1)	47
Income tax benefit	(23)	(884)
Non-GAAP Adjusted EBITDA from Continuing Operations	$1,624	$(86)

GAAP CASH FLOW FROM OPERATING ACTIVITIES FROM CONTINUING OPERATIONS TO NON-GAAP FREE CASH FLOW FROM CONTINUING OPERATIONS

(in thousands)

	3 Months Ended	3 Months Ended
	September 30, 2018	September 30, 2017
	(Unaudited)	(Unaudited)
Net cash from operating activities from continuing operations	$2,238	$1,567
Capital expenditures	(674)	(383)

Non-GAAP free cash flow from continuing operations	$1,564	$1,184